EXHIBIT 32.1

INFORMATIONAL ADDENDUM TO REPORT ON FORM 10-K PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

     Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification may be applicable to this Report on Form 10-K, the undersigned hereby certify that this report on Form 10-K of Grant Prideco, Inc. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein this report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Grant Prideco, Inc.

March 31, 2005	/s/ Michael McShane
	Name:	Michael McShane
	Title:	President and Chief Executive Officer

/s/ Matthew D. Fitzgerald
	Name:	Matthew D. Fitzgerald
	Title:	Senior Vice President and Chief Financial Officer